Exhibit 99.2

ORE PHARMACEUTICALS INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed financial statements as of and for the nine months ended September 30, 2007 and for the three years ended December 31, 2006 have been derived from the historical consolidated financial statements of Ore Pharmaceuticals Inc (previously named Gene Logic Inc. (the “Company”)) to give effect to the sale of the assets related to the Company’s Genomics Business associated with the business of developing, operating and licensing databases of genomics and toxicogenomcs data and related software and providing genomic and genetic data generation and analysis services and other related services (the “Genomics Assets”) to and the assumption of certain liabilities and ongoing contractual obligations by Ocimum Biosolutions Inc. (“Ocimum”) that occurred at closing as if it occurred as of the earlier dates described below.  The following unaudited pro forma consolidated condensed financial statements reflect the Company’s continued ownership of its molecular diagnostics and drug repositioning assets.

The unaudited pro forma consolidated condensed balance sheet as of September 30, 2007 reflects the financial position of the Company after giving effect to the disposition of the Genomics Assets, the assumption of certain liabilities and ongoing contractual obligations and the receipt of net proceeds as if the disposition occurred on September 30, 2007.

The unaudited pro forma consolidated condensed statement of operations for the nine months ended September 30, 2007 assumes the disposition of the Genomics Assets and the assumption of certain liabilities and ongoing contractual obligations occurred on January 1, 2007.  The unaudited pro forma consolidated condensed statement of operations for the three years ended December 31, 2006 assumes the disposition of the Genomics Assets and the assumption of certain liabilities and ongoing contractual obligations occurred on January 1st of each year.

The sale price included in the unaudited pro forma consolidated condensed financial statements is  $10,000,000 (including $7,000,000 in cash and a $3,000,000 promissory note due 18 months from the date of closing), subject to adjustment based on revisions to the carrying value of a certain liability assumed by Ocimum at closing.  The net proceeds of the sale of the Genomics Assets (net of costs associated with the sale) are estimated to be $8,600,000, of which, $981,000 of costs associated with the sale have already been recorded in the Company’s historical consolidated financial statements.

The pro forma adjustments are described in the accompanying notes and are based upon available information and various assumptions that management believes are reasonable.  These adjustments give effect to events directly attributable to the transaction.

The accompanying unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Company.  The unaudited pro forma financial information is not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been consummated at the times indicated, nor is it necessarily indicative of the future financial position and the results of operations of the Company.

ORE PHARMACEUTICALS INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands)

	September 30, 2007
	Ore Pharma	Pro Forma		Total
	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$22,640	$6,581	(1)	$29,221
Marketable securities available-for-sale	8,917	-		8,917
Accounts receivable, net	615	973	(1)	1,588
Unbilled services	602	(474)	(1)	128
Inventory, net	1,156	(1,156)	(1)	-
Prepaid expenses	1,592	(834)	(1)	758
Other current assets	2,610	(232)	(1)	2,378
Total current assets	38,132	4,858		42,990
Property and equipment, net	10,415	(7,974)	(1)	2,441
Long-term investments	2,964	-		2,964
Goodwill	2,677	(2,039)	(2)	638
Other intangibles, net	7,122	(6,229)	(1)	893
Other assets	483	3,000	(1)	3,483
Total assets	$61,793	$(8,384)		$53,409

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,383	$-		$2,383
Payable to Bridge Pharmaceuticals	119	-		119
Accrued compensation and employee benefits	4,169	(739)	(1)	3,430
Other accrued expenses	2,406	-		2,406
Accrued restructuring costs	309	-		309
Current portion of long-term debt	501	-		501
Deferred revenue	5,018	(2,572)	(1)	2,446
Total current liabilities	14,905	(3,311)		11,594
Deferred revenue	137	(137)	(1)	-
Long-term debt, net of current portion	40	-		40
Deferred rent	882	(838)	(3)	44
Stockholders' equity	45,829	(4,098)	(1)	41,731
Total liabilities and stockholders' equity	$61,793	$(8,384)		$53,409

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

ORE PHARMACEUTICALS INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Nine Months Ended September 30, 2007
	Ore Pharma			Total
	Historical	Genomics (4)		Pro Forma
Revenue	$13,235	$12,356		$879
Expenses:
Database production	15,765	15,765	(5)	-
Research and development	7,859	(705)	(5)	8,564
Selling, general and administrative	17,044	8,393		8,651
Total expenses	40,668	23,453		17,215
Loss from operations	(27,433)	(11,097)		(16,336)
Interest (income), net	(1,594)	-		(1,594)
Other (income) expense	46	46		-
Loss from continuing operations	$(25,885)	$(11,143)		$(14,742)
Basic and diluted net loss per share from continuing operations	$(0.81)			$(0.46)
Basic and diluted weighted average shares outstanding	31,865			31,865

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

ORE PHARMACEUTICALS INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31, 2006
	Ore Pharma			Total
	Historical	Genomics (4)		Pro Forma
Revenue	$24,346	$24,310		$36
Expenses:
Database production	27,408	27,408	(5)	-
Research and development	9,876	(656)	(5)	10,532
Selling, general and administrative	22,422	10,000		12,422
Genomics Division restructuring	5,258	2,831	(6)	2,427
Total expenses	64,964	39,583		25,381
Loss from operations	(40,618)	(15,273)		(25,345)
Interest (income), net	(2,694)	-		(2,694)
Other (income) expense	55	55		-
Write-down of long-term equity investment	275	-		275
Loss from continuing operations	$(38,254)	$(15,328)		$(22,926)
Basic and diluted loss per share from continuing operations	$(1.20)			$(0.72)
Basic and diluted weighted average shares outstanding	31,807			31,807

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

ORE PHARMACEUTICALS INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31, 2005
	Ore Pharma			Total
	Historical	Genomics (4)		Pro Forma
Revenue	$57,190	$56,602		$588
Expenses:
Database production	31,689	31,689	(5)	-
Research and development	6,812	(1,504)	(5)	8,316
Selling, general and administrative	26,788	13,567		13,221
Total expenses	65,289	43,752		21,537
Loss from operations	(8,099)	12,850		(20,949)
Interest (income), net	(2,625)	-		(2,625)
Other (income) expense	(813)	(813)		-
Write-down of other-than-temporary decline in the value of marketable securities available-for-sale	719	-		719
Loss from continuing operations	$(5,380)	$13,663		$(19,043)
Basic and diluted loss per share from continuing operations	$(0.17)			$(0.60)
Basic and diluted weighted average shares outstanding	31,744			31,744

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

ORE PHARMACEUTICALS INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31, 2004
	Ore Pharma			Total
	Historical	Genomics (4)		Pro Forma
Revenue	$52,171	$52,171		$-
Expenses:
Database production	41,870	41,870	(5)	-
Research and development	2,449	(1,777)	(5)	4,226
Selling, general and administrative	19,224	10,435		8,789
Purchased research and development	8,817	-		8,817
Total expenses	72,360	50,528		21,832
Loss from operations	(20,189)	1,643		(21,832)
Interest (income), net	(1,395)	-		(1,395)
Other (income) expense	-	-		-
Income tax expense	287	287		-
Loss from continuing operations	$(19,081)	$1,356		$(20,437)
Basic and diluted net loss per share from continuing operations	$(0.61)			$(0.65)
Basic and diluted weighted average shares outstanding	31,493			31,493

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(in thousands)

The pro forma adjustments footnoted in the unaudited pro forma consolidated condensed financial statements are explained below:

(1)
These amounts reflect the disposition of the Genomics Assets, the assumption, by Ocimum of certain liabilities and ongoing contractual obligations and the sale price that includes the receipt of cash proceeds of $7,000 and a $3,000 promissory note, which will be due 18 months from the date of closing. Estimated costs at closing associated with the sale ($419) have been reflected in the net proceeds on the Unaudited Pro Forma Consolidated Condensed Balance Sheet at September 30, 2007.  The Company will also retain accounts receivable, whether earned or unearned as of closing.

(2)	Amount represents the elimination of the historical goodwill amount from the Company’s Genomics Business due to the disposition of the Genomics Assets.

(3)	Amount represents the elimination of the historical deferred rent amount due to the assumption by Ocimum of a related ongoing contractual lease obligation.

(4)
This column represents the operating results of the Company’s Genomics Assets (“Genomics”) for the respective period.  These operating results were consolidated in the historical consolidated condensed financial statements of Ore Pharmaceuticals Inc. and are subtracted to reflect the disposition.

(5)	Expenses classified as Database Production that were not eliminated as a result of the disposition of the Genomics Assets have been reclassified to Research and Development.

(6)	Amount not eliminated consists of facility expenses related to ongoing contractual lease obligations that would not have been assumed by Ocimum.